                                                                    Exhibit 24.0


                               POWER OF ATTORNEY

                            COOPER INDUSTRIES, INC.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Inc. ("Cooper"), an Ohio corporation, does hereby make, constitute and appoint Diane K. Schumacher and Karen E. Herbert, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 1994 and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 1995.



                                        /s/ WARREN L. BATTS
                                        Warren L. Batts

                                                                    Exhibit 24.0


                               POWER OF ATTORNEY

                            COOPER INDUSTRIES, INC.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Inc. ("Cooper"), an Ohio corporation, does hereby make, constitute and appoint Diane K. Schumacher and Karen E. Herbert, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 1994 and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 1995.



                                        /s/ CLIFFORD J. GRUM
                                        Clifford J. Grum

                                                                    Exhibit 24.0


                               POWER OF ATTORNEY

                            COOPER INDUSTRIES, INC.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Inc. ("Cooper"), an Ohio corporation, does hereby make, constitute and appoint Diane K. Schumacher and Karen E. Herbert, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 1994 and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 1995.



                                        /s/ CONSTANTINE S. NICANDROS
                                        Constantine S. Nicandros

                                                                    Exhibit 24.0


                               POWER OF ATTORNEY

                            COOPER INDUSTRIES, INC.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Inc. ("Cooper"), an Ohio corporation, does hereby make, constitute and appoint Diane K. Schumacher and Karen E. Herbert, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 1994 and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 1995.



                                        /s/ SIR RALPH H. ROBINS
                                        Sir Ralph H. Robins

                                                                    Exhibit 24.0


                               POWER OF ATTORNEY

                            COOPER INDUSTRIES, INC.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Inc. ("Cooper"), an Ohio corporation, does hereby make, constitute and appoint Diane K. Schumacher and Karen E. Herbert, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 1994 and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 1995.



                                        /s/ A. THOMAS YOUNG
                                        A. Thomas Young